Presidential Realty Corporation                             Exhibit 99.1
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                            NEWS

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                                                      FOR IMMEDIATE RELEASE
                                                      White Plains, New York
                                                      May 13, 2010

Presidential Realty Corporation, a real estate investment trust whose shares are traded on the NYSE AMEX LLC (PDLB) and the over the counter market (PDNLA), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate or interests in real estate.

Results of operations for the three months ended March 31, 2010:
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The Company's net loss for the three months ended March 31, 2010 was $.26 per share compared to net income of $.23 per share for the three months ended March 31, 2009.

Continuing Operations:

Loss from continuing operations was $.26 per share for the three months ended March 31, 2010 compared to income of $.21 per share for the three months ended March 31, 2009. This decrease in income of $.47 per share is attributable to a $.50 per share gain recorded during the three months ended March 31, 2009 upon the settlement of several joint venture loans. As previously disclosed and more fully described in the Company's Form 10-Q for the quarterly period ended March 31, 2010, the Company entered into a settlement agreement on February 27, 2009 with its joint venture partners with respect to defaults on three of the Company's mezzanine loans.

Discontinued Operations:

Income from discontinued operations was $.00 per share for the three months ended March 31, 2010 compared to income of $.02 per share for the three months ended March 31, 2009.

Annual Meeting of Stockholders
-------------------------------------

As the Company has previously disclosed, it has considered various strategic alternatives in an effort to maximize shareholder value, including a merger, consolidation or sale of all or substantially all of the Company's assets in a single transaction followed by a liquidation of the Company. To date, no appropriate opportunity has been identified, although the Board of Directors and management continue to seek and consider potential strategic transactions. The Company also previously disclosed that its Board of Directors is considering requesting the approval of its shareholders at its next Annual Meeting for the sale of all or substantially all of the Company's assets and the adoption of a Plan of Liquidation of the Company. The Board of Directors continues to consider strategic alternatives and currently plans to hold the Company's Annual Meeting in the third or fourth quarter of 2010.


Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                           NEWS

-------------------------------------------------------------------------------
                                                      FOR IMMEDIATE RELEASE
                                                      White Plains, New York
                                                      May 13, 2010


                                                               RESULTS OF OPERATIONS
                                                                     (Unaudited)
                                                                 THREE MONTHS ENDED
                                                                     MARCH 31,
                                                           2010                     2009
                                                           -----                   ------
Gross revenues (excluding revenues from
 discontinued operations                               $1,224,000                  $1,145,000
                                                       ===========                 ===========
Income (loss) from continuing operations               $ (956,000)                 $  682,000

Income from discontinued operations                        16,000                      69,000
                                                       -----------                 -----------

Net income (loss)                                        (940,000)                    751,000

  Add:  Net loss from noncontrolling interest              47,000                      38,000
                                                       -----------                 -----------

Net Income (Loss) attributable to
  Presidential Realty Corporation                      $ (893,000)                 $  789,000
                                                       ===========                 ===========

Per share of common stock attributable to Presidential Realty Corporation (basic and diluted):

Income (loss) from continuing operations                $   (0.26)                 $     0.21

Income from discontinued operations                          -                           0.02
                                                       -----------                 -----------

Net Income (Loss) per Common Share  - basic            $    (0.26)                 $     0.23
                                                       ===========                 ===========
                                    - diluted          $    (0.26)                 $     0.23
                                                       ===========                 ===========

Average shares outstanding - basic                       3,388,413                  3,379,613
                                                       ===========                 ===========
                           - diluted                     3,388,413                  3,399,413
                                                       ===========                 ===========







Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                           NEWS

-------------------------------------------------------------------------------
                                                      FOR IMMEDIATE RELEASE
                                                      White Plains, New York
                                                      May 13, 2010

Additional Information
---------------------------

In connection with its 2010 Annual Meeting of Stockholders, Presidential Realty Corporation will file a notice of annual meeting and proxy statement with the Securities and Exchange Commission ("SEC"). BEFORE MAKING ANY VOTING OR INVESTMENT DECISION REGARDING THE ANNUAL MEETING, PRESIDENTIAL STOCKHOLDERS ARE URGED TO READ THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PRESIDENTIAL AND THE 2010 ANNUAL MEETING OF STOCKHOLDERS. Stockholders can obtain free copies of the notice of annual meeting and proxy statement and other documents filed by Presidential with the SEC, including the proxy card, when they become available by contacting Presidential at 180 South Broadway, White Plains, NY 10605, Attention:
Secretary. In addition, documents filed with the SEC by Presidential are available free of charge at the SEC's website at www.sec.gov. Our proxy materials will also be available at www.proxyvote.com.

Presidential Realty Corporation, its directors, executive officers and other employees may be deemed to be participants in the solicitation of Presidential's security holders in connection with its 2010 Annual Meeting of Stockholders. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in Presidential's Annual Report on Form 10-K for the year ended December 31, 2009 and its proxy statement when it becomes available.

Forward Looking Statements
--------------------------------

Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the possibility that the Board of Directors will request the approval of the Company's shareholders for the sale of all or substantially all of the Company's assets and the adoption of a plan of liquidation. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

     o continuing generally adverse economic and business conditions, which, among other things, (a) affect the demand for residential, retail, industrial and office space at properties owned by the Company or which are security for loans made by the Company, (b) affect the availability and creditworthiness of prospective tenants and the rental rates obtainable at the properties, and (c) affect consumer demand for the products offered by the tenants at the malls owned by the joint venture in which the Company is a member, which adversely affects the operating results and valuations of such malls;


Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                           NEWS

-------------------------------------------------------------------------------
                                                      FOR IMMEDIATE RELEASE
                                                      White Plains, New York
                                                      May 13, 2010



     o continuing adverse conditions in the real estate markets, including a severe tightening of the availability of credit, which adversely affect the ability of the Company or the joint ventures in which the Company is a member to sell, or refinance the mortgages on, their properties and which may also affect the ability of prospective tenants to rent space at these properties;
     o the risk that if the Board of Directors seeks shareholder approval of the sale of all or substantially all of the Company's assets and the adoption of a plan of liquidation, such approval is not obtained;
     o   general risks of real estate ownership and operation;
     o   governmental actions and initiatives;
     o   environmental and safety requirements; and
     o   failure to comply with continuing listing standards of the NYSE AMEX.


Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the Company's 2009 Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q. Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.




For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
at the above address and telephone number